               EXHIBIT 32.1

Certification by the Co-Presidents
of
Boardwalk GP, LLC
pursuant to 18 U.S.C. Section 1350
(as adopted by Section 906 of the Sarbanes-Oxley Act of 2002)

Pursuant to 18 U.S.C. Section 1350, the undersigned Co-Presidents of Boardwalk GP, LLC hereby certify, to such officers’ knowledge, that the quarterly report on Form 10-Q for the period ended September 30, 2006, (the "Report") of Boardwalk Pipeline Partners, LP (the “Partnership”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the Condensed Consolidated Balance Sheets and Statements of Income of the Partnership.

November 8, 2006
/s/ Rolf A. Gafvert
Rolf A. Gafvert
Co-President
(co-principal executive officer)

/s/ H. Dean Jones II
H. Dean Jones II
Co-President
(co-principal executive officer)